                                                              Exhibit 10.3.1(12)

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                            AND CONSENT OF GUARANTORS


                  This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this "Amendment") is dated as of September 30, 2001 and entered into by and among MOBILE MINI, INC., a Delaware corporation ("Borrower"), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the "Lenders"), and BT COMMERCIAL CORPORATION, as agent (in such capacity, the "Agent") for the Lenders and the Issuing Bank (as defined in the Credit Agreement referred to below).

                                    RECITALS

                  Whereas, the Borrower, the Lenders, and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of December 27, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Consent of Guarantors dated as of July 25, 2000 (the "Credit Agreement"; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement);

                  Whereas, the Borrower desires to form wholly-owned Subsidiaries to conduct business in certain jurisdictions and to transfer assets in such jurisdictions to such Subsidiaries and has requested that such Subsidiaries be additional borrowers, jointly and severally with the Borrower, under the Credit Agreement;

                  Whereas, the Borrower has also requested certain amendments to the Credit Agreement; and

                  Whereas, the Lenders and the Agent are willing to agree to the amendments requested by the Borrower, on the terms and conditions set forth in this Amendment;

                  NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Lenders, and the Agent agree as follows:

                  1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

                           1.1 AMENDMENTS TO DEFINITIONS. (a) The following
definitions in Section 1.1 of the Credit Agreement are amended as set forth herein:

                           (i) Clause (c) is added to "Change of Control" as follows:

                           "or (c) any Subsidiary Borrower ceases to be a
                  wholly-owned Subsidiary of the Borrower."

                           (ii) The definition of "Collateral Documents" is amended to add "any Joinder Agreement, any Subsidiary Borrower Security Agreement," before "Mortgages."

                           (iii) Each of the definitions of Eligible Accounts Receivable, Eligible Container Fleet Inventory, Eligible Container Inventory Held for Sale, Eligible Goods Inventory, Eligible Inventory, Eligible Other Raw Materials Component Inventory, Eligible Primary Raw Materials Inventory, Eligible Raw Materials Inventory, Eligible Trailer Fleet Inventory and Eligible Work-in-Process Container Inventory is amended to add "and the Subsidiary Borrowers" after "the Borrower" every place that term appears.

                           (iv) The definition of "Obligations" is amended to add "and the Subsidiary Borrowers" after "the Borrower".

                           (v) The definition of "Revolving Note" is amended to add "or a Subsidiary Borrower" after "the Borrower".

                           (vi) The definition of "Subsidiary" is amended to add at the end of such definition "or a partnership of which such Person is a general partner."

                           (b) The following definitions are added to Section
1.1 of the Credit Agreement in proper alphabetical order:

                           Borrower Guaranty means the Guaranty and Contribution Agreement executed by each of the Borrower and each Subsidiary Borrower.

                           Joinder Agreement means, as to each Subsidiary Borrower, an agreement, substantially in the form attached to the Second Amendment, pursuant to which such Subsidiary Borrower becomes a party to this Credit Agreement, the Subsidiary Borrower Security Agreement, the Borrower Guaranty and the other Credit Documents to which the Borrower is a party, and entitled to borrow Revolving Loans.

                           Second Amendment means the Second Amendment to Amended and Restated Credit Agreement and Consent of Guarantors dated as of September 30, 2001 among the Borrower, the Lenders and the Agent.

                           Subsidiary Borrower means a wholly-owned Subsidiary of the Borrower designated by the Borrower to become a Subsidiary Borrower hereunder in accordance with Section 8.19 of this Credit Agreement.

                           Subsidiary Borrower Security Agreement means a security agreement executed by a Subsidiary Borrower in favor of the Agent.

                           1.2 AMENDMENT TO SECTION 2.2(a). Section 2.2(a) of
the Credit Agreement is deleted in its entirety and replaced with the following:

                           "(a) Subject to the terms and conditions set forth in this Credit Agreement, on and after the Closing Date and to and excluding the Expiration Date, each Lender severally agrees to make loans and advances to the Borrower and the Subsidiary Borrowers ("Revolving Loans") in an aggregate amount not to exceed at any time its Proportionate Share of the lesser of (x) the total Revolving Credit Commitments (which shall not exceed $160,000,000) or the Borrowing Base, minus in each case the then outstanding Letter of Credit Obligations. The Borrower and the Subsidiary Borrowers shall be jointly and severally liable for the Revolving Loans."

                           1.3 NEW SECTION 2.8. Section 2.8 is added to the
Credit Agreement to read as follows:

                           "2.8 JOINT AND SEVERAL LIABILITY; BORROWING AGENCY
               PROVISIONS. At the request of, and solely as an accommodation to, the Borrower, the Lenders have agreed to make the Revolving Loans to, and to issue Letters of Credit for, the Borrower and the Subsidiary Borrowers on a joint and several basis as co-borrowers. Each of the Borrower and the Subsidiary Borrowers shall, as of the effective date of the Second Amendment, be jointly and severally liable for all Obligations other than the Obligations of the Borrower with respect to the Term Loans and the Term Notes. In order to facilitate the co-borrowing arrangement, each Subsidiary Borrower hereby irrevocably designates the Borrower to be its agent and attorney-in-fact for purposes of the Credit Documents, and each of them hereby irrevocably authorizes such agent in such capacity to take such actions on its behalf and to exercise such powers under this Credit Agreement and the other Credit Documents on its behalf as may otherwise be exercised by such Subsidiary Borrower, together with such powers as are incidental thereto, including without limitation to borrow Revolving Loans, to execute and deliver Notices of Borrowing, Notices of Conversion, Notices of Continuation, requests for Letters of Credit, Borrowing Base Certificates and such other documents, instruments and certificates required by the Credit Documents in connection with any borrowing or repayment of the Revolving Loans, to borrow, repay, reborrow, convert and continue Revolving Loans and to receive proceeds of Revolving Loans and to give all other notices and consents hereunder. Each Subsidiary Borrower further irrevocably authorizes the Agent to act on all such documents, instruments and certificates delivered by such agent and attorney-in-fact, and to pay over and credit the proceeds of any Revolving Loans so requested to the Borrower or at its direction. The Borrower hereby accepts the appointment to act as agent and attorney in fact for the Subsidiary Borrowers. The Agent and each Lender shall be entitled to rely absolutely on the appointment and authorization of the Borrower to act on behalf of the Subsidiary Borrowers with respect to all matters relating to this Agreement and the other Credit Documents, whether or not any provision of this Agreement or any other Credit Documents specifically provides that action may or shall be taken by the Borrower on behalf of the Subsidiary Borrowers. Each Subsidiary Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Borrower shall be deemed for all purposes to have been made by such Subsidiary Borrower and shall be binding upon and enforceable against such Subsidiary Borrower to the same extent as if the same had been made directly by such Subsidiary Borrower."

                           1.4 AMENDMENT TO SECTIONS 4.1, 4.2 AND 4.3. Any
change in the interest rate under Sections 4.1 or 4.2 or in the Letter of Credit Fees under Section 4.4 based upon a change in the Debt Ratio shall be effective on the first day of the month following the date of receipt by the Agent of the Financial Statements and Compliance Certificate required by Section 7.1(a) or
(c), as applicable, for the prior fiscal quarter.

                           1.5 AMENDMENT TO SECTION 4.7. A new Section 4.7 (b)
is added to read as follows:

                           "(b) Prepayments from Proceeds of Indebtedness. If the Borrower issues Indebtedness permitted by Section 8.9(f), the cash proceeds thereof (net of customary fees and expenses incurred in connection therewith) shall be applied to repay the outstanding Revolving Loans, without reduction of the Commitments."

                           1.6 AMENDMENTS TO SECTIONS 4.9, 4.10 AND 4.11.
Sections 4.10 and 4.11 are amended to require that each Subsidiary Borrower shall maintain Blocked Accounts and a Concentration Account in accordance with
Section 4.10, as if it were the "Borrower", and that payments received from any Subsidiary Borrower shall be applied to the Revolving Loans in accordance with Sections 4.9 and 4.11, as if it were the "Borrower."

                           1.7 AMENDMENT TO SECTION 4.13(b). Section 4.13(b) is
amended to delete the reference to "$2,000,000" and to replace it with "$1,000,000".

                           1.8 AMENDMENT TO SECTION 4.13(c). Clause (v) of
Section 4.13(c) is amended to delete the reference to "4" and to replace it with "8".

                           1.9 AMENDMENT TO SECTION 6.1. Clause (i) of Section
6.1 is deleted and replaced with:

         "is a corporation, limited liability company or a partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the state of its organization".

                           1.10 AMENDMENTS TO SECTION 8.5. Section 8.5 is
amended to add the following at the end of such Section: "for all fiscal quarters until the fiscal quarter ending

December 31, 2003, when such requirement shall be reduced to 1.25:1.0 for such fiscal quarter and all fiscal quarters thereafter."

                           1.11 AMENDMENTS TO SECTIONS 8.7 AND 8.8. Sections 8.7
and 8.8 are deleted in their entirety and replaced with the following:

                           "8.7 Minimum Utilization Rates. The Borrower and the
                  Subsidiary Borrowers shall maintain minimum utilization rates for each fiscal quarter, calculated at the end of each such quarter as the average amount during such quarter, and calculated as:

                                    (a) the number of units of the Eligible
                  Container Fleet Inventory of the Borrower and the Subsidiary Borrowers which is then subject to valid, current rental or lease agreements between the Borrower or a Subsidiary Borrower and the renters or lessees thereof, divided by the aggregate number of units of the Eligible Container Fleet Inventory of the Borrower and the Subsidiary Borrowers, of not less than seventy-seven and one-half percent (77.5%) in the first fiscal quarter of each year and eighty percent (80%) in each other fiscal quarter; and

                                    (b) (i) the number of units of the Eligible
                  Container Fleet Inventory of the Borrower and the Subsidiary Borrowers which is then subject to valid, current rental or lease agreements between the Borrower or a Subsidiary Borrower and the renters or lessees thereof, divided by (ii) sum of (A) the number of units of the Eligible Container Fleet Inventory of the Borrower and the Subsidiary Borrowers, and (B) the number of units of the Eligible Container Inventory Held For Sale of the Borrower and the Subsidiary Borrowers plus the number of units of the Eligible Primary Raw Materials Inventory of the Borrower and the Subsidiary Borrower consisting of unrefurbished ISO units, of not less than seventy-two and one-half percent (72.5%) in the first fiscal quarter in each year and seventy-five percent (75%) in each other fiscal quarter; provided, that for the purposes of calculation of compliance with this Section 8.7(b), the aggregate of the number of units of Eligible Container Inventory Held For Sale plus the number of units of the Eligible Primary Raw Materials Inventory consisting of unrefurbished ISO units, as a percentage of the sum of clauses
                  (A) and (B) above, shall not exceed five percent (5%).

                           8.8 Capital Expenditures. The Borrower and its
                  Subsidiaries shall not make payments for Capital Expenditures (net of sales of Eligible Container Fleet Inventory) in excess of the following amounts per fiscal year; provided, that as long as no Event of Default shall have occurred and be continuing, the Credit Parties may carry forward and add to the next year's limitation amount (but not beyond such next year) the unused portion of the limitation on Capital Expenditures for the prior year, up to a maximum of one hundred percent (100%) of the prior year's limitation amount; and provided, further, that the amount set forth in this
                  Section 8.8 shall be increased by an amount equal to three hundred percent of the net proceeds received by the Borrower from any sale of equity securities of the Borrower (the "CapEx Equity Increase") subject to the limitations described below. The Borrower and its Subsidiaries shall not make any Capital Expenditures that are not directly related to the business conducted on the Closing Date by the Borrower and its Subsidiaries. Notwithstanding the foregoing, as long as no Event of Default shall have occurred and be continuing (a) for each fiscal year ending December 31, 2001 and December 31, 2002, the Credit Parties may carry forward the aggregate CapEx Equity Increase arising from the Borrower's sale of equity securities during the Borrower's fiscal year ending December 31, 1999, to the extent such aggregate CapEx Equity Increase does not exceed $111,000,000, by an amount not to exceed the portion of the such CapEx Equity Increase not counted towards the payment of Capital Expenditures during the prior fiscal year (up to a maximum of one hundred percent (100%) of the prior year's limitation amount); and (b) any subsequent CapEx Equity Increase may be carried forward to any subsequent fiscal year.


                                             CAPITAL EXPENDITURES FOR PLANT,
                                             PROPERTY AND EQUIPMENT ONLY (I.E.,
                                             EXCLUDING CONTAINER FLEET INVENTORY
FISCAL YEAR ENDED    CAPITAL EXPENDITURES    HELD FOR SALE)
    12/31/99              $10,900,000                     $2,600,000
 and thereafter

                           1.12 AMENDMENTS TO SECTION 8.9. Section 8.9 is
amended to (a) delete the reference in subsection (d) to "$1,250,000" and replace it with "2,500,000" and

                           (b) add the following:

                                    "(e) Indebtedness consisting of loans or
                  advances by the Borrower to a Subsidiary Borrower or by a Subsidiary Borrower to the Borrower or another Subsidiary Borrower; provided that all such loans and advances are evidenced by a promissory note, which is pledged to the Agent; and

                                    (f) Indebtedness of the Borrower in an
                  aggregate principal amount at any time outstanding not to exceed $140,000,000; provided that (i) such Indebtedness is unsecured and shall have such payment and other terms acceptable to the Agent, and shall be subordinated in right to payments on terms acceptable to the Agent, (ii) at the time such Indebtedness is issued, and after giving pro forma effect thereto, no Default or Event of Default shall exist, and (iii) the net cash proceeds shall be applied to repay the Obligations as required by Section 4.7(b)."

                           1.13 AMENDMENT TO SECTION 8.17. Section 8.17 of the
Credit Agreement is amended to delete the reference to "$200,000" and to replace it with "$500,000".

                           1.14 AMENDMENT TO SECTION 8.19. Section 8.19 is
deleted in its entirety and replaced by the following:

                           "8.19 No Subsidiaries. The Borrower shall not,
                  directly or indirectly, form or acquire any new Subsidiaries, except (a) in connection with Permitted Acquisitions in compliance with Section 8.21, and (b) if each of the following conditions is met:

                                    (i) each new Subsidiary is a wholly-owned
                  Subsidiary of the Borrower created to conduct business in a specific jurisdiction;

                                    (ii) both before and after giving effect to
                  the creation of such Subsidiary and the transfer of any assets from the Borrower to such Subsidiary, all representations and warranties of the Credit Parties contained in any Credit Document are true and correct (except such revisions as are necessary to reflect the formation of such new Subsidiary), no Default or Event of Default shall have occurred and be continuing, and all Credit Parties shall be solvent (as represented in Section 6.7);

                                    (iii) the Borrower shall have delivered to
                  the Agent written notice at least fifteen (15) Business Days prior to consummation of any transfer of assets to, or acquisition of assets by, such new Subsidiary, describing in reasonable detail the proposed new Subsidiary and its assets;

                                    (iv) any such new Subsidiary shall become a
                  Subsidiary Borrower hereunder, by execution and delivery of a Joinder Agreement, and shall have executed and delivered to the Agent such Collateral Documents and other documents as are necessary (or advisable in the Agent's judgment) under applicable Requirements of Law in order to grant the Agent a perfected first priority security interest and Lien in the assets of, and ownership interests in, such Subsidiary (subject only to Permitted Liens); and the Borrower shall execute and deliver an amendment to the Pledge Agreement in form and substance satisfactory to the Agent, together with stock certificates and promissory notes and other instruments endorsed in blank, to pledge all equity interests in such new Subsidiary;

                                    (v) if required by the Agent, the Agent
                  shall have received opinions of counsel, in form and substance satisfactory to it, as to the due execution, delivery and enforceability of the Credit Documents executed by such new Subsidiary, together with such evidences of solvency, certificates, Certificates of Title, and other documents and instruments reasonably requested by the Agent; and

                                    (vi) there shall be no more than seven (7)
                  Subsidiary Borrowers under this Agreement."

                           1.15 AMENDMENT TO SECTION 8.20. Section 8.20 is
amended to add at the end of such Section "and liabilities in connection with operating leases not exceeding $2,500,000 in the aggregate at any time outstanding."

                           1.16 AMENDMENT TO SECTION 11.7. All notices to be
delivered to the Borrower or any Subsidiary Borrower shall be delivered to:

                           Mobile Mini, Inc.
                           7420 South Kyrene Road
                           Suite 101
                           Tempe, Arizona 85238
                           Attn: Steven Bunger, Chief Executive Officer and Larry Trachtenburg, Executive Vice President
                           Facsimile: 480-894-6433

                  2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower represents and warrants to each Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

                           2.1 POWER AND AUTHORITY. Each of the Credit Parties
has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the "Consent") and the Credit Documents required to be delivered hereunder, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement as amended hereby and such Credit Documents.

                           2.2 CORPORATE ACTION. The execution and delivery of
this Amendment, the Consent and the Credit Documents required to be delivered hereunder and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby and such Credit Documents have been duly authorized by all necessary corporate action on the part of each of the Credit Parties.

                           2.3 NO CONFLICT OR VIOLATION OR REQUIRED CONSENT OR
APPROVAL. The execution and delivery of this Amendment, the Consent and the Credit Documents required to be delivered hereunder and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby and such Credit Documents do not and will not conflict with or violate (a) any provision of the governing documents of any Credit Party, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Credit Party or any of its Subsidiaries, or
(d) any indenture, agreement or instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

                           2.4 EXECUTION, DELIVERY AND ENFORCEABILITY. This
Amendment, the Consent and the Credit Documents required to be delivered hereunder have been duly executed and delivered by each Credit Party which is a party thereto and are the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.

                           2.5 NO DEFAULT OR EVENT OF DEFAULT. No event has
occurred and is continuing or will result from the execution and delivery of this Amendment, the Consent and the Credit Documents required to be delivered hereunder that would constitute a Default or an Event of Default.

                           2.6 NO MATERIAL ADVERSE EFFECT. No event has occurred
that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

                           2.7 REPRESENTATIONS AND WARRANTIES. Each of the
representations and warranties contained in the Credit Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

                  3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, the Borrower and Majority Lenders and only if and when each of the following conditions is satisfied:

                           3.1 CONSENT OF GUARANTORS. Each of the Guarantors
shall have executed and delivered to the Agent the Consent.

                           3.2 OTHER CREDIT DOCUMENTS. The Agent shall have
received the following: (a) a Joinder Agreement, duly executed by each Subsidiary Borrower, together with all Schedules thereto; (b) a Revolving Note for each Lender from each Subsidiary Borrower; (c) a Subsidiary Borrower Security Agreement, duly executed by each Subsidiary Borrower; (d) the Borrower Guaranty, executed by each of the Borrower and each Subsidiary Borrower; (e) such financing statements and other Credit Documents as the Agent may require to perfect all Liens granted by the Credit Documents; (f) opinions of counsel, in form and substance satisfactory to the Agent; and (g) such other documents (or amendments to the Credit Documents) as the Agent may reasonably require to effect the transactions contemplated by this Amendment.

                           3.3 NO DEFAULT OR EVENT OF DEFAULT; ACCURACY OF
REPRESENTATIONS AND WARRANTIES. No Default or Event of Default shall exist and each of the representations and warranties made by the Credit Parties herein and in or pursuant to the Credit Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrower shall have delivered to the Agent a certificate confirming such matters.

                           3.4 CORPORATE DOCUMENTS. The Borrower shall have
delivered to the Agent copies of resolutions of each of the Credit Parties approving and authorizing this Amendment, the Consent and the other Credit Documents, together with an incumbency certificate for the persons executing this Amendment, the Consent and the other Credit Documents.

                           3.5 OTHER DOCUMENTS. The Agent shall have received
such documents as the Agent may reasonably request in connection with this Amendment and the Credit Documents required hereby.

                  4. EFFECT OF AMENDMENT. From and after the date on which this Amendment becomes effective, all references in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Credit Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed.

                  5. APPLICABLE LAW. THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA.

                  6. COMPLETE AGREEMENT. This Amendment and the Credit Documents required hereunder set forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Credit Document or any waiver thereof.

                  7. CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.


                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement and Consent of Guarantors to be duly executed by a duly authorized officer as of the date first above written.


                               MOBILE MINI, INC.


                               By:________________________________
                                     Name:________________________
                                     Title:_______________________


                               BT COMMERCIAL CORPORATION,
                                 as Agent


                               By:________________________________
                                     Name:________________________
                                     Title:_______________________


                               BANKERS TRUST COMPANY,
                               as a Lender


                               By:________________________________
                                     Name:________________________
                                     Title:_______________________


                               BANK OF AMERICA, N.A.,
                               as a Lender


                               By:________________________________
                                     Name:________________________
                                     Title:_______________________


                               DEUTSCHE FINANCIAL SERVICES
                               CORPORATION, as a Lender


                               By:________________________________
                                     Name:________________________
                                     Title:_______________________

                               SUMMIT BUSINESS CAPITAL CORP.,
                               as a Lender


                               By:________________________________
                                     Name:________________________
                                     Title:_______________________


                               BANK ONE, ARIZONA, NA,
                               as a Lender


                               By:________________________________
                                     Name:________________________
                                     Title:_______________________


                               LA SALLE BUSINESS CREDIT, INC.,
                               as a Lender

                               By:________________________________
                               By:________________________________
                                     Name:________________________
                                     Title:_______________________


                               FIRST UNION NATIONAL BANK,
                                as a Lender

                               By:________________________________
                                     Name:________________________
                                     Title:_______________________


                               BANK LEUMI USA,
                               as a Lender

                               By:________________________________
                                     Name:________________________
                                     Title:_______________________

                              CONSENT OF GUARANTORS


Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment and the addition of the Subsidiary Borrowers in accordance with the terms of the Credit Agreement, as amended by the Amendment (on the date hereof or in the future), the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and
(c) ratifies its Guaranty and agrees that such Guaranty shall extend to the Obligations of all Subsidiary Borrowers, whether now existing or hereafter incurred.

                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 30th day of September, 2001.

                                 MOBILE MINI I, INC.


                                 By:________________________________
                                       Name:________________________
                                       Title:_______________________

                                 DELIVERY DESIGN SYSTEMS, INC.


                                 By:________________________________
                                       Name:________________________
                                       Title:_______________________